UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 15, 2016

Addus HomeCare Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 Warrenville Road, Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)

(630) 296-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Addus HomeCare Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2016. At the Annual Meeting, the Company’s stockholders (i) elected Simon A. Bachleda to serve as a Class I director for a term expiring at the Annual Meeting in 2019; (ii) ratified the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2016; and (iii) approved, on an advisory, non-binding basis, the Company’s compensation of its named executive officers as set forth in the proxy statement filed on April 29, 2016. The votes on these matters are as follows:

1. The election of Mr. Bachleda to serve as a Class I director for a term expiring at the Annual Meeting in 2019:

Director	For	Withhold Authority	Broker Non-Votes
Simon A. Bachleda	9,671,234	171,703	887,513

2. The ratification of the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2016:

For	Against	Abstain	Broker Non-Votes
10,596,704	127,242	6,504	0

3. The approval, on an advisory, nonbinding basis, of the Company’s compensation of its named executive officers as set forth in the proxy statement filed on April 29, 2016:

For	Against	Abstain	Broker Non-Votes
9,680,030	153,201	9,706	887,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addus HomeCare Corporation

By:	/s/ Brian Poff
Name:	Brian Poff
Title:	Chief Financial Officer

Date: June 20, 2016